                           FIRST EAGLE VARIABLE FUNDS

                       FIRST EAGLE OVERSEAS VARIABLE FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (212) 698-3000

                        SUPPLEMENT DATED NOVEMBER 10, 2004
          TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2004

    This Supplement is intended to highlight certain changes to the Statement of Additional Information dated April 30, 2004.

                         CURRENCY EXCHANGE TRANSACTIONS

    The second paragraph of the section of the Statement of Additional Information titled CURRENCY EXCHANGE TRANSACTIONS on pages two to three has been replaced and will now read in its entirety:

   Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund's currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of the Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, the Fund's currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

                         COMPUTATION OF NET ASSET VALUE

    The second paragraph of the section of the Statement of Additional Information titled COMPUTATION OF NET ASSET VALUE on page twenty has been replaced and will now read in its entirety:

   A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation, except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ('NOCP')). All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors or their delegates. A make-up sheet showing the computation of the total offering price, using as a basis the value of the Fund's portfolio securities and other assets and their outstanding securities as of December 31, 2003, appears as the Statement of Assets and Liabilities for the Fund.

                                   *  *  *  *

    The information contained in this Supplement modifies the Statement of Additional Information dated April 30, 2004. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the sections of the Statement of Additional Information entitled 'Currency Exchange Transactions' and 'Computation of Net Asset Value.'

                                       2